Exhibit  32.1


                   CERTIFICATION PURSUANT TO RULE 13A-14(b) OR
                     RULE 15D-14(b) AND 18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  quarterly  report  of  Sharp Holding Corporation (the
"Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Sharp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: NOVEMBER 19, 2003

/S/ GEORGE SHARP
----------------
GEORGE SHARP
CHIEF EXECUTIVE OFFICER OF SHARP HOLDING CORPORATION


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